                                                                  EXHIBIT 99.02

                             LETTER OF TRANSMITTAL
                       UNITED STATES FILTER CORPORATION
                       OFFER FOR ANY AND ALL OUTSTANDING
    6.50% REMARKETABLE OR REDEEMABLE SECURITIES (ROARSSM) DUE MAY 15, 2013
                                IN EXCHANGE FOR
                    6.50% EXCHANGE ROARS DUE MAY 15, 2013,
      WHICH EXCHANGE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                 PURSUANT TO THE PROSPECTUS DATED       , 1998

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT    P.M., NEW YORK
CITY TIME, ON       , 1998, UNLESS EXTENDED. TENDERED SECURITIES MAY BE
WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

                 The Exchange Agent For the Exchange Offer Is:
                             The Bank of New York

    By Registered or            By Hand Only:         By Overnight Delivery:
     Certified Mail:

  The Bank of New York       The Bank of New York      The Bank of New York
  55 Water Street, Room   55 Water Street, Room 234    55 Water Street, Room
           234                                                  234
New York, New York 10041   New York, New York 10041  New York, New York 10041
Attention: Lewis Padilla    (United States Filter    Attention: Lewis Padilla
  (United States Filter          Corporation,          (United States Filter
      Corporation,         6.375% and 6.50% Private        Corporation,
6.375% and 6.50% Private            ROARS)           6.375% and 6.50% Private
         ROARS)                                               ROARS)


                            Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (212) 638-7375
                                      or
                                (212) 638-7380

                        To Confirm By Telephone or For
                                 Information:
                                (212) 638-0458

                               ----------------

   DELIVERY OF  THIS LETTER  OF TRANSMITTAL  TO AN  ADDRESS OTHER  THAN ONE
      SET  FORTH ABOVE  OR TRANSMISSION  OF THIS  LETTER OF  TRANSMITTAL
         VIA  FACSIMILE TO A  NUMBER OTHER THAN  ONE SET FORTH  ABOVE
             DOES NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges that it has received and reviewed the
Prospectus dated       , 1998 (the "Prospectus") of United States Filter
Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $400,000,000 of its 6.50% Exchange ROARS due May 15, 2013 (the "Exchange ROARS") for its 6.50% ROARS due May 15, 2013 (the "Private ROARS"), which exchange has been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act").

  The term "Expiration Date" means    p.m., New York City time, on       ,
1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which event, the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. The Company shall notify the holders of the Private ROARS of any extension by means of a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  The Exchange ROARS will bear interest from the most recent date to which interest has been paid on the Private ROARS or, if no interest has been paid, from May 19, 1998. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer, registered holders of Exchange ROARS on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 19, 1998. If, however, the relevant record date for interest payment occurs prior to the consummation of the Exchange Offer, registered holders of Private ROARS on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 19, 1998. Holders of Private ROARS whose Private ROARS are accepted for exchange will not receive any payment in respect of accrued interest on such Private ROARS otherwise payable on any interest payment date the record date for which occurs after consummation of the Exchange Offer.

  The Exchange Offer is not conditioned upon any minimum principal amount of Private ROARS being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offers--Certain Conditions to the Exchange Offers."

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Private ROARS in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  Capitalized terms used but not defined herein have the same meanings given them in the Prospectus. As used herein, the term "Holder" means a holder of Private ROARS, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of Private ROARS. As used herein, the term "Certificates" means physical certificates representing Private ROARS.

  To participate in the Exchange Offer, Holders must tender by (i) book-entry transfer pursuant to the procedure set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Private ROARS," or (ii) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Private ROARS into the Exchange Agent's account at DTC and then send to the Exchange Agent a confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgment from such Holder that such Holder has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer in DTC in accordance with DTC's procedures does not constitute delivery of a Book-Entry Confirmation to the Exchange Agent.

  If a tender is not made through ATOP, Certificates, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein at or prior to the Expiration Date in order for such tender to be effective.

  Holders of Private ROARS whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent at or prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Private ROARS according to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" in the Prospectus.

                         DELIVERY OF DOCUMENTS TO DTC
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                     DESCRIPTION OF PRIVATE ROARS TENDERED
--------------------------------------------------------------------------------

      NAME(S) AND ADDRESS(ES)
      OF REGISTERED HOLDER(S)                                             PRIVATE ROARS TENDERED
     (PLEASE FILL IN, IF BLANK)                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE
                                                                          TOTAL AGGREGATE      AMOUNT OF
                                                                             AMOUNT OF       PRIVATE ROARS
                                                                           PRIVATE ROARS      TENDERED**
                                                          CERTIFICATE      REPRESENTED BY   (IF LESS THAN
                                                            NUMBER(S)*     CERTIFICATE(S)*       ALL)
---------------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------

                                                          -----------------------------------------------
                                                                TOTAL
---------------------------------------------------------------------------------------------------------

 * Need not be completed if Private ROARS are being tendered by book-entry transfer.
 ** Private ROARS may be tendered in whole or in part in integral multiples of $1,000. See Instruction 4. Unless otherwise indicated in this column, a Holder will be deemed to have tendered all Private ROARS represented by the Certificates indicated in the first column. See Instruction 4.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

 [_]CHECK HERE IF TENDERED PRIVATE ROARS ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution __________________________________________

    Account Number _________________________________________________________

    Transaction Code Number ________________________________________________

 [_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
    IF TENDERED PRIVATE ROARS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s) ___________________________________________

    Window Ticket Number (if any) __________________________________________

    Date of Execution of Notice of Guaranteed Delivery _____________________

    Name of Institution which Guaranteed Delivery __________________________

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution __________________________________________

    Account Number _________________________________________________________

    Transaction Code Number ________________________________________________

 [_]CHECK HERE IF PRIVATE ROARS TENDERED BY BOOK-ENTRY TRANSFER AND NOT
    EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

 [_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED PRIVATE ROARS FOR
     ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: _________________________________________________________________

    Address: ______________________________________________________________

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of Private ROARS in exchange for a like aggregate principal amount of Exchange ROARS.

  Subject to and effective upon the acceptance for exchange of all or any portion of the Private ROARS tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Private ROARS as are being accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as an agent of the Company in connection with the Exchange Offer) with respect to the tendered Private ROARS, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for such Private ROARS to the Company, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange ROARS to be issued in exchange for such Private ROARS, (ii) present Certificates for such Private ROARS for transfer, and transfer such Private ROARS, on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Private ROARS, all in accordance with the terms and conditions of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Private ROARS tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Private ROARS tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Private ROARS tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

  The name(s) and address(es) of the registered Holder(s) of the Private ROARS tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Private ROARS. The Certificate number(s) and the Private ROARS that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Private ROARS are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Private ROARS than are tendered for exchange, Certificates for such nonexchanged or nontendered Private ROARS will be returned (or, in the case of Private ROARS tendered by book-entry transfer, such Private ROARS will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that a tender of Private ROARS pursuant to any one of the procedures described in "The Exchange Offers--Procedures for Tendering Private ROARS" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Private ROARS, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Private ROARS tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that Exchange ROARS be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Private ROARS, that such Exchange ROARS be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Private ROARS not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book entry transfer of Private ROARS, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange ROARS to the undersigned at the address shown below the undersigned's signature.

  By tendering Private ROARS and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) any Exchange ROARS to be received by the undersigned in exchange for Private ROARS are being acquired in the ordinary course of its business, and
(iii) the undersigned has no arrangement or understanding with any person to participate in a distribution, within the meaning of the Securities Act, of Exchange ROARS. By tendering Private ROARS pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Private ROARS which is a broker-dealer represents and acknowledges, consistent with certain interpretive letters issued by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that such Private ROARS were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange ROARS (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

  The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange ROARS received in exchange for Private ROARS, where such Private ROARS were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 60 days after the Expiration Date or, if earlier, when all such Exchange ROARS have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer, by tendering such Private ROARS and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange ROARS pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange ROARS may be resumed, as the case may be.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

   THE UNDERSIGNED, BY COMPLETING THE  BOX ENTITLED "DESCRIPTION OF PRIVATE
      ROARS" ABOVE  AND  SIGNING THIS  LETTER,  WILL BE  DEEMED  TO HAVE
         TENDERED THE PRIVATE ROARS AS SET FORTH IN SUCH BOX.

  SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5 AND 6)             (SEE INSTRUCTIONS 1, 5 AND 6)


  To be completed ONLY if the               To be completed ONLY if the
 Exchange ROARS or the Private             Exchange ROARS or the Private
 ROARS not tendered or not ex-             ROARS not tendered or not ex-
 changed are to be issued in the           changed are to be sent to some-
 name of someone other than the            one other than the registered
 registered Holder(s) of the               Holder(s) of the Private ROARS
 Private ROARS whose name(s) ap-           whose name(s) appear(s) above
 pear(s) above.                            or such registered Holder(s) at
                                           an address other than that
                                           shown above.

 Issue


 [_] Private ROARS not tendered
   or not exchanged to:                    Mail


                                           [_] Private ROARS not tendered
 [_] Exchange ROARS to:                      or not exchanged to:


 Name(s) ________________________          [_] Exchange ROARS to:

 Address ________________________
 ________________________________          Name(s) ________________________
        (INCLUDE ZIP CODE)
                                           Address ________________________

 Area Code and Telephone Number _          ________________________________
                                                  (INCLUDE ZIP CODE)


 Tax Identification or Social
 Security Number(s) _____________          Area Code and Telephone Number _

                                           Tax Identification or Social
                                           Security Number(s) _____________

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)
     .............................................................
     .............................................................
                        (SIGNATURE(S) OF STOCKHOLDER(S))

     Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Private ROARS hereby tendered or on the register of Holders maintained by the Company, or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.
     Date ................................................. , 1998
     Name(s)......................................................
     .............................................................
                            (PLEASE PRINT)
     Capacity (Full Title) .......................................
     Address......................................................
     .............................................................
     .............................................................
                          (INCLUDE ZIP CODE)
     Area Code and Telephone Number ..............................
     Tax Identification or Social Security Number(s). ............

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)
     Authorized Signature ........................................
     Date ................................................. , 1998
     Name of Firm ................................................
     Capacity (full title) .......................................
                                 (PLEASE PRINT)
     Address .....................................................
     .............................................................
     .............................................................
                               (INCLUDE ZIP CODE)
     Area Code and Telephone Number ..............................

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if Certificates are to be forwarded herewith. In order for a tender to be effective, Certificates, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or a Book-Entry Confirmation, including an Agent's Message, must be received by the Exchange Agent at one of its addresses set forth herein at or prior to the Expiration Date. Private ROARS may be tendered in whole or in part in integral multiples of $1,000. Book-entry transfer in DTC in accordance with DTC's procedures does not constitute delivery of a Book-Entry Confirmation to the Exchange Agent.

  Holders who wish to tender their Private ROARS and (i) whose Private ROARS are not immediately available or (ii) who cannot deliver their Private ROARS, this Letter of Transmittal and all other required documents to the Exchange Agent at or prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Private ROARS pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent at or prior to the Expiration Date; and (iii) the Certificates, in proper form for transfer, together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or a Book-Entry Confirmation representing all such tendered Private ROARS, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

  As used herein and in the Prospectus, "Eligible Institution" means any financial institution that is a participant in the Securities Transfer Agents Medallion Program.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN SUCH DOCUMENTS ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

  (i) this Letter of Transmittal is signed by the registered Holder of the Private ROARS tendered herewith, unless such Holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii) such Private ROARS are tendered for the account of an Eligible
       Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. Inadequate Space. If the space provided in the box captioned "Description of Private ROARS" is inadequate, the Certificate number(s) and/or the aggregate principal amount of Private ROARS and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  4. Partial Tenders and Withdrawal Rights. Tenders of Private ROARS will be accepted only in integral multiples of $1,000. If less than all the Private ROARS evidenced by any Certificate submitted are to be tendered, the tendering Holder should fill in the aggregate principal amount of Private ROARS which are to be tendered in the box entitled "Aggregate Amount of Private ROARS Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Private ROARS that were evidenced by such Certificate(s) will be sent to the Holder of such Private ROARS promptly after the Expiration Date. All Private ROARS represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Private ROARS may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written notice of withdrawal by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private ROARS to be withdrawn, identify the Private ROARS to be withdrawn (including the principal amount of such Private ROARS), and, where Certificates for Private ROARS have been transmitted, specify the name in which such Private ROARS are registered, if different from that of the withdrawing holder. If Certificates for the Private ROARS have been delivered or otherwise identified to the Exchange Agent, then, prior to the physical release of such Certificates, the withdrawing holder must also submit the certificate numbers of the particular Certificates to be withdrawn and the signatures on the notice of withdrawal must be guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Private ROARS have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Private ROARS," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Private ROARS and otherwise comply with the procedures of DTC. Withdrawals of tenders of Private ROARS may not be rescinded. Private ROARS properly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time at or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offers--Procedures for Tendering Private ROARS."

  If, for any reason whatsoever, acceptance for exchange of any Private ROARS tendered pursuant to the Exchange Offer is delayed, or the Company is unable to accept for exchange tendered Private ROARS pursuant to the Exchange Offer, then, without prejudice to the Company's rights set forth herein, the Exchange Agent may, nevertheless, on behalf of the Company, retain tendered Private ROARS and such Private ROARS may not be withdrawn except to the extent that the tendering Holder is entitled to and duly exercises withdrawal rights as described in the Prospectus. Any such delay will be by an extension of the Exchange Offer to the extent required by law.

  5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Private ROARS tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or other change whatsoever.

  If any of the Private ROARS tendered hereby are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

  If any tendered Private ROARS are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Exchange Agent, in their sole discretion, of each such person's authority so to act.

  When this Letter of Transmittal is signed by the registered Holder(s) of the Private ROARS listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange ROARS are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person or persons other than the registered Holder or Holders of Private ROARS, such Private ROARS must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered Holder or Holders that appear on the Private ROARS.

  6. Special Issuance and Delivery Instructions. If Exchange ROARS are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange ROARS are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Private ROARS not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

  7. Irregularities. All questions as to the form of documents, the validity and eligibility (including time of receipt) of any tender and the acceptance of Private ROARS tendered for exchange will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of any particular Private ROARS not properly tendered or to not accept any particular Private ROARS, the acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities in tenders or conditions of the Exchange Offer as to any particular Private ROARS either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Private ROARS in the Exchange Offer). The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private ROARS must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Private ROARS, nor shall any of them incur any liability for failure to give such notification.

  8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses or the telephone number set forth on this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a Holder whose tendered Private ROARS are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holder or other payee with respect to Private ROARS exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-
9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Private ROARS tendered hereby or of the last transferee appearing on the transfers attached to, or endorsed on, such Private ROARS. If the Private ROARS are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9" for additional guidance on which number to report.

  Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  11. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Private ROARS, by execution of a Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private ROARS for exchange.

  12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Private ROARS have been lost, destroyed or stolen, the Holder thereof should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

  13. Security Transfer Taxes. Holders who tender their Private ROARS for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange ROARS are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Private ROARS tendered, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                      PAYER'S NAME: THE BANK OF NEW YORK


                        PART 1--PLEASE PROVIDE YOUR
 SUBSTITUTE             TIN ON THE LINE AT RIGHT
 FORM W-9               AND CERTIFY BY SIGNING AND
                        DATING BELOW

                                                   TIN:__________________
                                                       Social Security
                        ----------------------------   Number or Employer
                        PART 2--TIN Applied for [_]    Identification Number

                        -------------------------------------------------------
                        CERTIFICATION--Under the penalties of perjury, I
                        certify that:
 DEPARTMENT OF          (1) The number shown on this form is my correct
 THE TREASURY               Taxpayer Identification Number (or I am waiting
 REVENUE                    for a number to be issued to me),
 SERVICE
                        (2) I am not subject to backup withholding either
                            because (i) I am exempt from backup withholding,
                            (ii) I have not been notified by the Internal
                            Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
                        (3) any other information provided on this form is
                            true and correct.




 PAYOR'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN") AND
 CERTIFICATION
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (iii) in clause (2) above if you have been notified
                        by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup with-holding.
-------------------------------------------------------------------------------

 SIGNATURE:_______________________________    DATE:_____________________, 1998

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Private ROARS shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature ________________________________________    Date ____________, 1998